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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003


                           THE LACLEDE GROUP, INC.
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           (Exact name of registrant as specified in its charter)

            Missouri                   1-16681                 74-2976504
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 (State or other jurisdiction        (Commission             (IRS Employer
         of incorporation)           File Number)          Identification No.)

    720 Olive Street     St. Louis, Missouri                     63101
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
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                                    NONE
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        (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

99.1 Press release dated October 30, 2003 announcing 2003 fiscal year-end results.

Item 12. Results of Operations and Financial Condition.

         On October 30, 2003, the Company issued its earnings news release announcing its 2003 fiscal year-end results attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in this report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.



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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE LACLEDE GROUP, INC.

                                       (Registrant)

                                  By: /s/ Douglas H. Yaeger
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                                     Douglas H. Yaeger
                                     Chairman of the Board, President
                                       and Chief Executive Officer

October 30, 2003
(Date)



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                              Index to Exhibits

Exhibit
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 99.1     The Laclede Group, Inc. earnings news release dated October 30, 2003.